                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                                CNB CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                          [CNB CORPORATION LETTERHEAD]



                                 April 14, 2000






Dear Shareholder:

You are cordially invited to attend the annual meeting of CNB Corporation to be held at the Knights of Columbus Hall, 9840 S. Straits Highway (near the intersection of highways U.S. 27 and M-33), Cheboygan, Michigan, at 5:30 p.m. on Tuesday, May 16, 2000. The Notice of Annual Meeting and Proxy Statement follow this letter and the Corporation's 1999 Annual Report is enclosed.

It is important that your shares be represented at the meeting. Whether or not you plan to attend, we urge you to sign, date and return your Proxy as soon as possible in the enclosed postage-paid envelope.

Dinner will be served following the meeting and we hope you will be able to join us. If you intend to join us for dinner, please complete and return the enclosed reservation card with your Proxy.

We appreciate your continuing support of CNB Corporation and we encourage you to recommend the Corporation's services to your friends and neighbors.

We look forward to seeing you at the meeting.

                                             Respectfully,



                                             Robert E. Churchill
                                             President & Chief Executive Officer

Enclosures

                                 CNB CORPORATION

                              303 North Main Street
                            Cheboygan, Michigan 49721

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 16, 2000


TO THE SHAREHOLDERS:

         The Annual Meeting of Shareholders of CNB Corporation, a Michigan corporation, will be held on Tuesday, May 16, 2000, at 5:30 p.m., at the Knights of Columbus Hall, 9840 N. Straits Highway, Cheboygan, Michigan, for the following purposes:

         1. To elect nine directors, each to hold office for a one year term and until his or her successor is elected and qualified.

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed March 17, 2000, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.


                                             By order of the Board of Directors,



                                             John P. Ward
                                             Secretary

Dated: April 14, 2000

         YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY FORM, INDICATE YOUR CHOICE WITH RESPECT TO THE MATTERS TO BE VOTED UPON, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. NOTE THAT IF THE STOCK IS HELD IN MORE THAN ONE NAME, ALL PARTIES MUST SIGN THE PROXY FORM.

                                 CNB CORPORATION
                              303 North Main Street
                            Cheboygan, Michigan 49721

                                 PROXY STATEMENT
                       2000 ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 16, 2000

         This Proxy Statement and the enclosed Proxy are furnished in connection with the solicitation of proxies by the Board of Directors of CNB Corporation (the "Corporation"), a Michigan bank holding company whose sole subsidiary is Citizens National Bank of Cheboygan (the "Bank"), to be voted at the Annual Meeting of Shareholders of the Corporation to be held on May 16, 2000, at 5:30 p.m., at the Knights of Columbus Hall, 9840 South Straits Highway, Cheboygan, Michigan (the "Annual Meeting"), or at any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting and in this Proxy Statement.


                              VOTING AT THE MEETING

         This Proxy Statement has been mailed on or about April 14, 2000, to all holders of record of common stock of the Corporation as of the record date. The Board of Directors of the Corporation has fixed the close of business on March 17, 2000, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

         The Corporation's only class of outstanding stock is its common stock, par value $2.50 per share. There are presently 1,135,621 shares of common stock of the Corporation outstanding. Each outstanding share will entitle the holder thereof to one vote on each separate matter presented for vote at the meeting. Votes cast at the meeting and submitted by proxy are counted by the inspectors of the meeting who are appointed by the Corporation.

         If a Proxy in the enclosed form is properly executed and returned to the Corporation, the shares represented by the Proxy will be voted at the Annual Meeting and any adjournment thereof. If a shareholder specifies a choice, the Proxy will be voted as specified. If no choice is specified, the shares represented by the Proxy will be voted for the election of all of the nominees named in this Proxy Statement and in accordance with the judgment of the persons named as proxies with respect to any other matter which may come before the meeting or any adjournment thereof.

         A Proxy may be revoked before exercise by notifying the Secretary of the Corporation in writing, or by submitting a Proxy of a later date or attending the meeting and voting in person. All shareholders are encouraged to date and sign the enclosed Proxy form, indicate your choice with respect to the matters to be voted upon, and return it to the Corporation.

                              ELECTION OF DIRECTORS

         The Bylaws of the Corporation provide for a Board of Directors consisting of a minimum of one and a maximum of seventeen members. The Bylaws also provide that at each annual meeting the shareholders shall elect directors to hold office until the succeeding annual meeting. A director shall hold office for the term for which he or she is elected and until his or her successor is elected and qualified. Directors must be shareholders.

         Nine persons have been nominated for election to the Board, each to serve one year expiring at the 2001 Annual Meeting of Shareholders. The Board has nominated Steven J. Baker, D.V.M., Robert E. Churchill, James C. Conboy, Jr., Kathleen M. Darrow, Thomas J. Ellenberger, Vincent J. Hillesheim, John L. Ormsbee, Francis J. VanAntwerp, Jr. and John P. Ward. All of the nominees are incumbent directors previously elected by the Corporation's shareholders, except for Dr. Baker who was appointed a director of the Bank effective December 23, 1999.

         Unless otherwise directed by a shareholder's Proxy, the persons named as proxy holders in the accompanying Proxy will vote for the nominees named above. In the event any of such nominees shall become unavailable, which is not anticipated, the Board of Directors in its discretion may designate substitute nominees, in which event the enclosed Proxy will be voted for such substitute nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named.

         A plurality of the votes cast at the meeting is required to elect the nominees as directors of the Corporation. Shares not voted at the meeting, whether by abstention, broker non-vote, or otherwise, will not be treated as votes cast at the meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF ALL NOMINEES AS DIRECTORS.

                       INFORMATION ABOUT DIRECTOR NOMINEES
         The following table sets forth certain information regarding each nominee, including name, age, principal occupation for the past five years, and term of service as a director of the Corporation. The information set forth in the table is based in part on information provided by each nominee.

================================================================================================================
                                                                                                    HAS SERVED
                                                                                                   AS A DIRECTOR
           NAME AND AGE                                PRINCIPAL OCCUPATION                          SINCE (1)
-------------------------------- ------------------------------------------------------------ ------------------
Steven J. Baker, D.V.M., 48          Doctor of Veterinary Medicine, Indian River Veterinary
                                     Clinic.
-------------------------------- ------------------------------------------------------------ ------------------
Robert E. Churchill, 59              President & Chief Executive Officer of the Corporation.           1983
                                     Chairman of the Board & Chief Executive Officer of the
                                     Bank.
-------------------------------- ------------------------------------------------------------ ------------------
James C. Conboy, Jr., 52             Executive Vice President of the Corporation.                      1983
                                     President & Chief Operating Officer of the Bank. Former
                                     Attorney/Partner, Bodman, Longley & Dahling LLP.
-------------------------------- ------------------------------------------------------------ ------------------
Kathleen M. Darrow, 57 (2)           President/Co-owner of Darrow Bros. Excavating, Inc.               1996 (3)
                                     Retired Group Sales & Special Events Coordinator for
                                     the Mackinac State Historic Parks.
-------------------------------- ------------------------------------------------------------ ------------------
Thomas J. Ellenberger, 49 (2)        Part owner, Vice President & Secretary of Albert                  1995 (3)
                                     Ellenberger Lumber Co. (retail lumber sales).
-------------------------------- ------------------------------------------------------------ ------------------
Vincent J. Hillesheim, 49 (2)        President of Crusoe's Rivertown Motors, Inc., d/b/a               1994
                                     Anchor In Marina.
                                     President of Lincoln Bridge Plaza, Inc. (commercial
                                     property leases).
-------------------------------- ------------------------------------------------------------ ------------------
John L. Ormsbee, 61 (2)              Sole proprietor of Jack's Sales (auctioneering services,          1980
                                     logging, and Christmas tree sales).
-------------------------------- ------------------------------------------------------------ ------------------
Francis J. VanAntwerp, Jr.,          President/Owner of Durocher Dock & Dredge, Inc.                   1990
55 (2)                               (marine construction).
                                     President/Owner of Salvor, Ltd. (real estate and
                                     equipment leasing).
-------------------------------- ------------------------------------------------------------ ------------------
John P. Ward, 63 (2)                 Secretary of the Corporation.                                     1994
                                     Retired Senior Vice President of the
                                     Corporation and Senior Vice President &
                                     Cashier of the Bank.
================================================================================================================

(1)Any service as a director prior to 1985, the year the Corporation was formed, would have been as a director of the Bank. Since 1985, all directors of the Corporation also have been directors of the Bank.
(2)Member of the Audit Committee.
(3)Service as a director prior to May, 1996 was as a director of the Bank.

               COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         The Board of Directors of the Corporation has an Audit Committee. The Committee is comprised of directors Darrow, Ellenberger, Fisher, Hillesheim, Ormsbee, VanAntwerp, and Ward. Five meetings of the Audit Committee were held during 1999. The Committee is responsible for the recommendation of the independent accounting firm to be engaged for the external audit, directing and supervising investigations into matters relating to audit functions, reviewing with independent auditors the plan and results of the external audit, the establishment and continued supervision of internal auditing procedures, reviewing the degree of independence of the auditors, and reviewing the adequacy of internal accounting controls.

         All directors of the Corporation also serve as the Board of Directors of the Bank. The Board of Directors of the Corporation held a total of seven meetings during 1999, including the organizational meeting and two special meetings. The Board of Directors of the Bank held a total of twenty-five meetings during 1999, including the organizational meeting. All directors attended 75% or more of the aggregate number of meetings of the two Boards and the Committees on which they served during the year. There are no family relationships between or among any of the directors, nominees or executive officers of the Corporation.


                            COMPENSATION OF DIRECTORS

         All directors initially elected prior to January 1, 1994 participate in the Citizens National Bank of Cheboygan 1985 Directors' Deferred Compensation Plan in lieu of current payment of director fees. The plan was adopted by the Bank in 1985 and in 1993 participation in the plan was closed to directors initially elected after January 1, 1994. The plan provides for retirement and death benefits to be paid to the participating directors by the Bank over a minimum of fifteen years. The Bank is the owner and beneficiary of life insurance policies which are structured to fund the Bank's obligations under the terms of the plan.

         Directors initially elected after January 1, 1994, may participate in the Citizens National Bank of Cheboygan 1997 Deferred Compensation Plan. The plan was adopted by the Bank effective September 1, 1997. The plan permits deferral of all or any portion of current director fees. Amounts deferred are credited with interest at a rate equal to the Bank's "yield on earning assets" as calculated at year end of the prior year. Upon separation for any reason of the services of a participating director from the Bank, the director will be entitled to receive the balance of his or her account either in a lump sum or in approximately equal installments over a period of ten years.

         During 1999, directors participating in the 1985 Directors' Deferred Compensation Plan received a deferred annual retainer of $4,000 for service on the Board of Directors of the Corporation and the Bank. Directors not eligible to participate in the 1985 Directors' Deferred Compensation Plan received a quarterly retainer of $1,750 for service on the two Boards. The chairman of the board of the Corporation received an additional quarterly retainer of $250. Directors are not compensated for attendance at Board or Committee meetings, but are reimbursed for travel expenses for meetings attended.


                       COMPENSATION OF EXECUTIVE OFFICERS

                           SUMMARY COMPENSATION TABLE

         The following table sets forth the compensation received by the named executives for each of the calendar years shown.

====================================================================================================================
                                                                           ANNUAL COMPENSATION

                                                   -----------------------------------------------------------------
     NAME AND PRINCIPAL
        POSITION                   YEAR                                                                   OTHER
                                                         SALARY                   BONUS               COMPENSATION
--------------------------- ---------------------- ------------------ ----------------------------------------------
Robert E. Churchill                1999              $142,020 (3)(4)             $63,293               $13,603 (5)
President & Chief                  1998              $138,000 (3)(4)             $63,449               $13,171 (6)
Executive Officer                  1997              $134,000 (3)(4)             $58,203               $13,014 (7)
--------------------------- ---------------------- ------------------ ------------------------- --------------------
James C. Conboy, Jr.               1999 (1)          $ 58,277 (4)                $15,823               $7,622
Executive Vice                     1998 (2)          $ 37,846 (4)                $ 5,287               $  425
President
====================================================================================================================

(1)For the months of January, August, September, October, November and
   December.
(2)For the period September 1, 1998 to December 31, 1998.
(3)Includes any compensation deferred under the 1997 Deferred Compensation Plan.
(4)Includes director fees of $4,000 and any compensation deferred under 401(k) Plan.
(5)Includes employer's matching contribution of $6,044 under 401(k) Plan.
(6)Includes employer's matching contribution of $5,760 under 401(k) Plan.
(7)Includes employer's matching contribution of $5,474 under 401(k) Plan.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

         The following table sets forth the options exercised by the named executives under the CNB Corporation 1996 Stock Option Plan during the fiscal year ended December 31, 1999 and the value of unexercised options as of such date.


=========================================================================================================================
                                                            NUMBER OF SECURITIES                     VALUE OF
                                                           UNDERLYING UNEXERCISED            UNEXERCISED IN-THE-MONEY
                                                           OPTIONS AT FISCAL YEAR          OPTIONS AT FISCAL YEAR END(3)
                                                                   END(2)
                                                       --------------------------------- --------------------------------
                             SHARES
                            ACQUIRED       VALUE
      NAME                     ON        REALIZED(1)
                            EXERCISE                       EXERCISABLE     UNEXERCIS-       EXERCISABLE      UNEXERCIS-
                                                                                ABLE                           ABLE
--------------------- ----------------- ------------- -------------------- ------------- ----------------- --------------
Robert E. Churchill
President & Chief
Executive Officer             2,422      $111,462              3,150           1,300          $113,715        $11,700
--------------------- ----------------- ------------- -------------------- ------------- ----------------- --------------
James C. Conboy, Jr.
Executive Vice                    0             0              3,150           1,070          $ 56,259        $ 9,630
President
=========================================================================================================================

(1)The value realized is based on the difference between the fair market value of the shares on the date of exercise and the exercise price of the options.
(2)The number of shares underlying exercisable but unexercised options has been adjusted to reflect a 5% stock dividend.
(3)The value shown is calculated by determining the difference between the fair market value of the common stock and the exercise price of the options (adjusted for a 5% stock dividend) at fiscal year end. For purposes of this value, fair market value is deemed to be $75.00 per share, the price at which the stock last traded on or before December 31, 1999.

                        REPORT ON EXECUTIVE COMPENSATION

         The Corporation's compensation program for executive officers is administered by the entire Board of Directors. At present, all officers of the Corporation, with the exception of Mr. Ward, the Corporation's Secretary, are also officers of the Bank, and although they receive compensation from the Bank in their capacity as officers of the Bank, they receive no separate cash compensation from the Corporation. Mr. Ward receives no compensation as Secretary of the Corporation.

         The Board of Directors has developed and implemented compensation plans which seek to align the financial interests of the Corporation's senior officers with those of its shareholders. The Corporation's executive compensation program is comprised of three primary components: base salary, annual cash incentive bonus opportunities and longer-term incentive opportunities in the form of stock option awards. Executives also participate in the Bank's 401(k) Savings Plan and Pension Plan and are eligible to participate in the Bank's 1997 Deferred Compensation Plan.

         To attract and retain officers with exceptional abilities and talent, annual base salaries are set to provide competitive levels of compensation recognizing individual performance and achievements. Annual cash incentive bonuses are used to reward senior officers and other key employees for individual performance, accomplishments and achievement of annual business targets. A significant portion of career compensation for senior officers is linked to corporate performance through stock option awards.

         The Board of Directors determines the annual base salary, incentive bonus and stock option awards for the Chief Executive Officer. Annual base salary, incentive bonus and stock option awards with respect to the Corporation's other senior officers are recommended by the Chief Executive Officer to, and ultimately determined by, the Board of Directors. All recommendations of the Chief Executive Officer were approved by the Board of Directors for the most recent calendar year.

         In evaluating the performance of and determining the annual base salary, incentive bonus and stock option awards for the Chief Executive Officer and other senior management, the Board of Directors takes into account management's contribution to the long-term success of the Corporation. The Board of Directors considers return to shareholders to be primary in measuring financial performance. The mission of the Corporation is to maximize long-term return to shareholders consistent with its commitments to maintain the safety and soundness of the Corporation and the Bank and provide the highest possible service at a fair price to the customers and communities that it serves. The Board of Directors has taken these subjective and qualitative factors into account, along with other quantitative measures of corporate performance, in establishing the annual base salary, incentive bonus and stock option awards for the Chief Executive Officer and the Corporation's other senior management, giving at least equal weight to the subjective and qualitative factors and no particular weight to any given factor. The determination of the size of stock option awards is based upon a subjective analysis of each recipient's position within the organization, his or her individual performance and his or her growth potential within the organization.

         The Board of Directors primarily considers five quantitative measures of corporate performance in establishing the compensation to be paid to the Chief Executive Officer and the Corporation's other senior management. These measures of corporate performance are: (i) after-tax earnings and earnings growth; (ii) capital position; (iii) quality of the Bank's loan portfolio; (iv) targeted as compared to actual operating performance; and (v) the Corporation's performance and financial condition as compared to that of its Federal Reserve Bank peer group. These measures were considered by the Board of Directors in determining each component of executive compensation, with particular weight being given to after-tax earnings and earnings growth. The Board of Directors also takes into consideration compensation levels at comparable financial institutions based on various general and targeted compensation surveys of peer group commercial banks with total assets between $100 and $200 million and located in the Midwest United States and the state of Michigan.

Submitted by the Board of Directors:

Robert E. Churchill        James C. Conboy, Jr.            Kathleen M. Darrow
Thomas J. Ellenberger      Thomas J. Fisher                Vincent J. Hillesheim
John L. Ormsbee            Francis J. Van Antwerp, Jr.     John P. Ward

                            OWNERSHIP OF COMMON STOCK

         The following table sets forth certain information as of March 17, 2000, with respect to those persons known by the Corporation to be the beneficial owner of more than five percent (5%) of the Corporation's outstanding common stock.

====================================================================================================================
                                          AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1)
--------------------------------------------------------------------------------------------------------------------

                                  SOLE VOTING              SHARED VOTING               TOTAL
    NAME AND ADDRESS OF         AND DISPOSITIVE           OR DISPOSITIVE            BENEFICIAL            PERCENT OF
     BENEFICIAL OWNER                POWER                   POWER(2)                OWNERSHIP               CLASS
------------------------- -------------------------- ---------------------- ----------------------- ----------------
Dessie M. Ormsbee
P.O. Box 5157
Cheboygan, MI 49721                 33,814                     33,814                 67,628                 5.95%
====================================================================================================================

(1)The numbers of shares stated include shares personally owned of record by that person and shares which, under applicable regulations, are considered to be otherwise beneficially owned by that person. Under these regulations, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power or dispositive power with respect to the security. Voting power includes the power to vote or direct the voting of the security. Dispositive power includes the power to dispose or direct the disposition of the security. A person will also be considered the beneficial owner of a security if the person has a right to acquire beneficial ownership of the security within sixty days.

(2)These numbers include shares over which the listed person is legally entitled to share voting or dispositive power by reason of joint ownership, trust, or other contract or property right, and shares held by spouses and children over whom the listed person may have substantial influence by reason of relationship.

         The following table sets forth certain information as of March 17, 2000, as to the common stock of the Corporation owned beneficially by each director, the executives named in the Summary Compensation Table above, and by all directors and executive officers of the Corporation as a group.

=======================================================================================================================
                                              AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1)
-----------------------------------------------------------------------------------------------------------------------

                                     SOLE VOTING              SHARED VOTING               TOTAL
           NAME OF                     AND/OR                  AND/OR                  BENEFICIAL          PERCENT OF
      BENEFICIAL OWNER            DISPOSITIVE POWER       DISPOSITIVE POWER(2)          OWNERSHIP            CLASS
--------------------------- --------------------------- --------------------------- ------------------- ---------------
Robert E. Churchill                                                16,327                  16,327(3)          1.43%
--------------------------- --------------------------- --------------------------- ------------------- ---------------
James C. Conboy, Jr.                                                6,607                   6,607(3)            *
--------------------------- --------------------------- --------------------------- ------------------- ---------------
Kathleen M. Darrow                                                  1,570                   1,570               *
--------------------------- --------------------------- --------------------------- ------------------- ---------------
Thomas J. Ellenberger                  2,333                        8,396                  10,729               *
--------------------------- --------------------------- --------------------------- ------------------- ---------------
Thomas J. Fisher                       5,120                        1,752                   6,872               *
--------------------------- --------------------------- --------------------------- ------------------- ---------------
Vincent J. Hillesheim                  1,123                       27,489                  28,612             2.38%
--------------------------- --------------------------- --------------------------- ------------------- ---------------
John L. Ormsbee                       12,455                       12,455                  24,910             2.19%
--------------------------- --------------------------- --------------------------- ------------------- ---------------
Francis J. VanAntwerp, Jr.
                                         518                        6,344                   6,862               *
--------------------------- --------------------------- --------------------------- ------------------- ---------------
John P. Ward                                                        3,946                   3,946               *
--------------------------- --------------------------- --------------------------- ------------------- ---------------
All directors and officers
as a group (12 persons)               21,633                       85,040                 106,673(4)          9.39%
=======================================================================================================================

*Less than 1%.

(1)The numbers of shares stated include shares personally owned of record by that person and shares which, under applicable regulations, are considered to be otherwise beneficially owned by that person. Under these regulations, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power or dispositive power with respect to the security. Voting power includes the power to vote or direct the voting of the security. Dispositive power includes the power to dispose or direct the disposition of the security. A person will also be considered the beneficial owner of a security if the person has a right to acquire beneficial ownership of the security within sixty days.
(2)These numbers include shares over which the listed person is legally entitled to share voting or dispositive power by reason of joint ownership, trust, or other contract or property right, and shares held by spouses and children over whom the listed person may have substantial influence by reason of relationship.
(3)The amounts shown do not include 3,307 shares each that may be acquired within 60 days by Mr. Churchill and Mr. Conboy through the exercise of stock options.
(4)This amount does not include 15,769 shares that may be acquired within 60 days by executive officers of the Corporation through the exercise of stock options.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Certain of the directors and officers of the Corporation have had and are expected to have in the future, transactions with the Bank, or have been directors or officers of corporations, or members of partnerships, or sole proprietors of businesses which have had and are expected to have in the future, transactions with the Bank. In the opinion of management, all such transactions with officers and directors and with such related businesses are made in the ordinary course of business and substantially on the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other customers, and these transactions do not involve more than normal risk of collectibility or present other unfavorable features.

         Director Conboy is of counsel to the law firm of Bodman, Longley & Dahling LLP which provided legal services to the Corporation and the Bank during the year 1999. Director Ward served as a consultant to the Bank during 1999 and was compensated $15,000.00 for his services.


                       SECTION 16(A) REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers, and persons beneficially owning more than 10% of the Corporation's common stock to file reports of ownership and changes in ownership of shares of common stock with the Securities and Exchange Commission. Based upon written representations by each director and executive officer, all of the required reports were filed by such persons during 1999.


                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         The firm of Crowe, Chizek and Company, LLP examined and certified the financial statements of the Corporation and the Bank for the year ended December 31, 1999. Crowe, Chizek and Company, LLP have been the independent public accountants of the Bank since 1980 and for the Corporation since its formation in 1985. Pursuant to the recommendation of the Audit Committee, the Board of Directors has reappointed Crowe, Chizek and Company, LLP as the independent public accountants of the Corporation and the Bank for the year ending December 31, 2000. A representative of Crowe, Chizek and Company, LLP is not expected to be at the Annual Meeting of Shareholders.

                              SHAREHOLDER PROPOSALS

         Any shareholder proposal to be considered by the Corporation for inclusion in the 2000 Annual Meeting of Shareholders proxy materials must comply with Rule 14a-8 under the Securities Exchange Act of 1934 and be received by the Corporation no later than December 12, 2000.


                                 OTHER BUSINESS

         The Board of Directors is not aware of any matter to be presented for action at the meeting, other than the matters set forth herein. If any other business should come before the meeting, or any adjournment thereof, the Proxy will be voted in respect thereof in accordance with the best judgment of the persons authorized therein, and discretionary authority to do so is included in the Proxy. The cost of soliciting proxies will be borne by the Corporation. In addition to solicitation by mail, officers and other employees of the Corporation and the Bank may solicit proxies by telephone or in person, without compensation other than their regular compensation.

         The Annual Report of the Corporation for 1999 is included with this Proxy Statement.

         Shareholders are urged to sign and return the enclosed proxy in the enclosed envelope. A prompt response will be helpful and appreciated.

                                              By order of the Board of Directors


                                              John P. Ward
                                              Secretary


Dated:   April 14, 2000

                                 CNB CORPORATION

                              303 North Main Street
                            Cheboygan, Michigan 49721




                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 16, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Thomas J. Ellenberger, Vincent J. Hillesheim, and John L. Ormsbee, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of CNB Corporation held of record by the undersigned on March 17, 2000, at the Annual Meeting of Shareholders to be held May 16, 2000, and at any adjournment thereof.

1. In the election of nine directors to be elected for terms expiring in 2001:


--------------------------------------------  ----------------------------------
[ ] FOR all nominees listed below (except as  [ ] WITHHOLD AUTHORITY to vote for
    marked to the contrary below)                 all nominees listed below
--------------------------------------------  ----------------------------------

(INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)


Steven J. Baker, D.V.M.     Kathleen M. Darrow        John L. Ormsbee

Robert E. Churchill         Thomas J. Ellenberger     Francis J. VanAntwerp, Jr.

James C. Conboy, Jr.        Vincent J. Hillesheim     John P. Ward


                          COMPLETE AND SIGN ON REVERSE

         The undersigned shareholder instructs the Proxies to vote as specified in this Proxy on the matters described in the Proxy Statement dated April 14, 2000. This Proxy, when properly executed, will be voted by the Proxies in the manner directed herein by the undersigned shareholder. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1. BY EXECUTION OF THIS PROXY, THE UNDERSIGNED SHAREHOLDER CONFERS UPON THE ABOVE-APPOINTED PROXIES THE DISCRETIONARY AUTHORITY TO VOTE UPON ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING, AND REVOKES ANY PRIOR PROXIES.

         The undersigned shareholder acknowledges receipt of the 1999 Annual Report to Shareholders, and the Notice of Meeting and Proxy Statement, both dated April 14, 2000.

         The giving of this Proxy does not affect the right of the undersigned shareholder to vote in person should the undersigned shareholder attend the annual meeting. This Proxy may be revoked at any time before it is voted.

         Each shareholder must sign exactly as his/her name appears below. For shares held jointly, each joint owner must sign. If signing as attorney, executor, trustee or in some other representative capacity, sign name and give full title. If a corporation, sign in full corporate name by authorized officer. If a partnership, sign in partnership name by authorized person. Brokers executing proxies should indicate in the space below the number of shares with respect to which authority is conferred by this Proxy if less than all shares held by such brokers as nominees are to be voted.

         The _________ shares represented by this Proxy are registered on our books as follows:





Date:____________, 2000                   ______________________________________
                                          Signature

Brokers-Number of Shares ___________      ______________________________________
                                          Signature

                                          ______________________________________
                                          Signature

                  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                       IN THE ENCLOSED ENVELOPE PROMPTLY.